Exhibit 4.30

EXCLUSIVE EQUITY PURCHASE OPTION AGREEMENT

This Exclusive Equity Purchase Option Agreement (this “Agreement”) is entered into as of May 19, 2006 among the following parties in Beijing,PRC:

Party A:	Baidu Online Network Technology (Beijing) Co., Ltd.

Legal Address:	12/F., Ideal International Plaza, No. 58 North-West 4th Ring, Haidian District, Beijing, PRC, 100080

Party B:	Jiping Liu

ID Number:	440301196306305512

Legal Address:	No. 201, Building N, Shahebotuofeinuochun Water front, Nanshan District, Shenzhen, Guangdong, 518053

Party C:	Beijing Perusal Technology Co., Ltd.

Legal Address:	No. 402, 18 Danling Street, Haidian District, Beijing, PRC, 100080

In this Agreement, Party A, Party B and Party C are called collectively as the “Parties” and each of them is a “Party.”

WHEREAS:

1. Party A, is a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China (the “PRC”), which has technology expertise and practical experience in computer software development and design, and also has rich experience and expertise in information technology and service;

2. Party C, a liability limited company incorporated in the PRC, is licensed by licensed by Beijing Communications Administration to carry out the business of value-added telecommunication services such as Internet information services;

3. Party B is the shareholder of Party C. Party B has ownership of 80% of the equity interest in Party C (the “Equity Interest”);

4. Party A and Party B entered into a loan agreement (the “Loan Agreement”) on May 19, 2006; and

5. Party A and Party B entered into an equity pledge agreement (the “Equity Pledge Agreement”) on May 19, 2006.

NOW, THEREFORE, the Parties upon negotiation hereby agree as follows:

1. Purchase and Sale of Equity Interest

1.1 Granting of Rights

Party B (hereafter, the “Transferor”) hereby irrevocably grants to Party A an option to purchase or cause any one or more designated persons (“Designated Persons”) to purchase, to the extent permitted under PRC law, according to the steps determined by Party A, at the price specified in Section 1.3 of this Agreement, and at any time from the Transferor, a portion of, or all of, the equity interests held by the Transferor in Party C (the “Option”).

No Option shall be granted to any third party other than Party A and/or the Designated Persons. Party C hereby agrees to the granting of the Option by Party B to Party A and/or the Designated Persons. The “person” set forth in this clause and this Agreement means an individual person, corporation, joint venture, partnership, enterprise, trust or a non-corporation organization.

1.2 Exercise Steps

Subject to PRC law and regulations, Party A and/or the Designated Persons may exercise the Option by issuing a written notice (the “Notice”) to the Transferor, specifying the equity interest to be purchased from the Transferor (the “Purchased Equity Interest”) and the manner of such purchase.

1.3 Purchase Price

1.3.1 If Party A exercises the Option, the purchase price of the Purchased Equity Interest (“Purchase Price”) shall be equal to the original paid-in capital paid by the Transferor for the Purchased Equity Interest, unless then applicable PRC laws and regulations require appraisal of the Purchased Equity Interest or stipulate other restrictions on the Purchase price.

1.3.2 If the applicable PRC laws require appraisal of the Purchased Equity Interest or stipulate other restrictions on the Purchase Price at the time that Party A exercises the Option, the Parties agree that the Purchase Price shall be set at the lowest price permissible under applicable law.

1.4 Transfer of the Purchased Equity Interest

At each exercise of the Option:

1.4.1 The Transferor shall cause Party C to convene a shareholders’ meeting. During the meeting, resolutions approving the transfer of the Equity Interest from the Transferor to Party A and/or the Designated Persons shall be adopted;

1.4.2 The Transferor shall, in accordance the terms and conditions of this Agreement and the Notice in connection with the Purchased Equity Interest, enter into an equity transfer agreement with Party A and/or the Designated Persons (as applicable) for each transfer;

1.4.3 The related parties shall execute all other requisite contracts, agreements or documents, obtain all requisite government approvals and consents, and take all necessary actions to transfer the valid ownership of the Purchased Equity Interest to Party A and/or the Designated Persons free of any security interest, and cause Party A and/or the Designated Persons to be the registered owner(s) of the Purchased Equity Interest. In this clause and this Agreement, “Security Interest” means guaranty, mortgage, pledge, third-party right or interest, any share option, right of acquisition, right of first refusal, right of set-off, ownership, detainment or other security arrangements. However, it does not include any security interest arising under the Equity Pledge Agreement.

1.5 Payment

The manner of payment of the Purchase Price shall be determined through negotiations between Party A and/or the Designated Persons and the Transferor according to the applicable laws at the time of the exercise of the Option. The Parties hereby agree that, subject to applicable laws, Transferor shall repay to Party A any amount that is paid by Party A and/or the Designated Persons to the Transferor in connection with the Purchased Equity Interest, as the repayment of the loan principal under the Loan Agreement, as well as legally permitted interests or capital.

2. Covenants Relating to the Equity Interest

2.1 Covenants Relating to Party C

Party B and Party C hereby covenant:

2.1.1 Not to supplement, amend or modify Party C’s articles of association in any way, or to increase or decrease its registered capital, or to change its registered capital structure in any way without Party A’s prior written consent;

2.1.2 To maintain the corporate existence of Party C and operate its business and deal with matters prudently and effectively according to good financial and business rules and practices;

2.1.3 Not to sell, transfer, mortgage or otherwise dispose of, or permit any other security interest to be created on, any of Party C’s assets, business or legal or beneficial interests in its revenue at any time after the signing of this Agreement without Party A’s prior written consent;

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2.1.4 Not to create, succeed to, guarantee or permit any liability, without Party A’s prior written consent, except (i) liabilities arising from the normal course of business, but not arising from loans; and (ii) liabilities disclosed to Party A and approved by Party A in writing;

2.1.5 To operate persistently all the business in the normal course of business to maintain the value of Party C’s assets, and not to commit any act or omission that would affect its operations and asset value;

2.1.6 Without prior written consent by Party A, not to enter into any material agreement, other than agreements entered into in Party C’s normal course of business (for purpose of this paragraph, an agreement will be deemed material if its value exceeds RMB 100,000);

2.1.7 Not to provide loans or credit to any person without Party A’s prior written consent;

2.1.8 To provide all information relating to Party C’s operations and financial conditions upon the request of Party A;

2.1.9 To purchase and maintain insurance from insurance companies accepted by Party A. The amount and category of the insurance shall the same as those of the insurance normally procured by companies engaged in similar businesses and possessing similar properties or assets in the area where Party C is located;

2.1.10 Not to merge or consolidate with, or acquire or invest in, any person without Party A’s prior written consent;

2.1.11 To promptly notify Party A of any pending or threatened suit, arbitration or administrative proceedings concerning Party C’s assets, business or revenue;

2.1.12 To execute all necessary or appropriate documents, to take all necessary or appropriate actions and to bring all necessary or appropriate claims or to make all necessary and appropriate defenses against all claims in order for Party C to maintain the ownership over all its assets;

2.1.13 Not to distribute dividends to Party C’s shareholders in any way without Party A’s prior written consent. However, Party C shall promptly distribute all or part of its distributable profits to its shareholders upon Party A’s request;

2.1.14 At the request of Party A, to appoint persons nominated by Party A to be the directors of Party C.

2.2 Covenants Relating to the Transferor

Party B hereby covenants:

2.2.1 Not to sell, transfer, mortgage or otherwise dispose of, or allow any other security interest to be created on, the legal or beneficial interest in the Equity Interest at any time after the signing of this Agreement without Party A’s prior written consent, other than the pledge created on Party B’s Equity Interest in accordance with the Equity Pledge Agreement;

2.2.2 Without Party A’s prior written consent, not to vote for or sign any shareholders’ resolution at Party C’s shareholders’ meetings to approve the sale, transfer, mortgage or disposition in any other manner of, or the creation of any other security interest on, any legal or beneficial interest in the Equity Interest, except to or for the benefit of Party A or its designated persons;

2.2.3 Without Party A’s prior written consent, not to vote for or sign any shareholders’ resolution at Party C’s shareholders’ meetings to approve Party C’s merger or consolidation with, acquisition of or investment in, any person;

2.2.4 To promptly notify Party A of any pending or threatened suit, arbitration or administrative proceedings concerning the Equity Interest owned by it;

2.2.5 To cause the shareholders’ meeting to approve the transfer of the Purchased Equity Interest under this Agreement;

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2.2.6 To execute all necessary or appropriate documents, to take all necessary or appropriate actions and to bring all necessary or appropriate claims or to make all necessary and appropriate defenses against all claims in order to maintain his ownership over the Equity Interest;

2.2.7 At the request of Party A, to appoint persons nominated by Party A to be the directors of Party C;

2.2.8 At any time, upon the request of Party A, to transfer its Equity Interest immediately and unconditionally to the representative designated by Party A, and waive its preemptive right with respect to the transfer of equity interest by the other shareholder of Party C;

2.2.9 To fully comply with the provisions of this Agreement and the other agreements entered into jointly or respectively by and among the Transferor, Party C and Party A, perform all obligations under these agreements and not commit any act or omission that would affect the validity and enforceability of these agreements.

3. Representations and Warranties

As of the execution date of this Agreement and every transfer date, each of the Transferor and Party C hereby represents and warrants to Party A as follows:

3.1 It has the power and authority to execute and deliver this Agreement, and any equity transfer agreement (“Transfer Agreement”) to which it is party for each transfer of the Purchased Equity under this Agreement and to perform its obligations under this Agreement and any Transfer Agreement. Once executed, this Agreement and any Transfer Agreement to which it is party will constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

3.2 The execution, delivery and performance of this Agreement or any Transfer Agreement by it will not: (i) violate any relevant PRC laws and regulations; (ii) conflict with its articles of association or other organizational documents; (iii) violate or constitute a default under any contract or instrument to which it is party or that binds upon it; (iv) violate any condition for the grant and/or continued effectiveness of any permit or approval granted to it; or (v) cause any permit or approval granted to it to be suspended, cancelled or attached with additional conditions;

3.3 Party C has good and marketable ownership interest in all of its assets and has not created any security interest on the said assets;

3.4 Party C has no outstanding liabilities, except (i) liabilities arising in its normal course of business; and (ii) liabilities disclosed to Party A and approved by Party A in writing;

3.5 Party C complies with all PRC laws and regulations applicable to the acquisition of assets;

3.6 There are currently no existing, pending or threatened litigation, arbitration or administrative proceedings related to the Equity Interest, Party C’s assets or Party C; and

3.7 The Transferor has good and marketable ownership interest in the Equity Interest and has not created any security interest on such Equity Interest, other than the security interest pursuant to the Equity Pledge Agreement.

4. Assignment of Agreement

4.1 Party B and Party C shall not assign their rights and obligations under this Agreement to any third party without the prior written consent of Party A.

4.2 Party B and Party C hereby agree that Party A may assign all its rights and obligation under this Agreement to a third party without the consent of Party B and Party C, but such assignment shall be notified in writing to Party B and Party C.

5. Effective Date and Term

5.1 This Agreement shall be effective as of the date first set forth above.

5.2 The term of this Agreement is ten (10) years unless terminated earlier in accordance with the provisions of this Agreement or related agreements entered into by the Parties. This Agreement may be extended with the written consent of Party A before its expiration. The term of the extension shall be decided by the Parties through negotiation.

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5.3 If the duration of operation (including any extension thereof) of Party A or Party C is expired or terminated for other reasons within the term set forth in Article 5.2, this Agreement shall be terminated simultaneously, except in the situation where Party A has assigned its rights and obligations in accordance with Article 4.2 hereof.

6. Applicable Law and Dispute Resolution

6.1 Applicable Law

The formation, validity, interpretation and performance of and settlement of disputes under this Agreement shall be governed by the laws of the PRC.

6.2 Dispute Resolution

Any dispute arising in connection with the interpretation and performance of the provisions of this Agreement shall be resolved by the Parties in good faith through negotiations. In case no resolution can be reached by the Parties within thirty (30) days after either party makes a request for dispute resolution through negotiations, either party may refer such dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with CIETAC’s arbitration rules then in effect. The seat of arbitration shall be Beijing and language of proceedings shall be Chinese. The arbitral award shall be final and binding upon the Parties.

7. Taxes and Expenses

Every Party shall, in accordance with PRC laws, bear any and all transfer and registration taxes, expenses and charges incurred by or levied on it with respect to the preparation and execution of this Agreement and each Transfer Agreement and the consummation of the transactions contemplated under this Agreement and each Transfer Agreement.

8. Confidentiality

The Parties acknowledge and confirm any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the confidentiality of all such materials. Without the written approval by the other Parties, any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:

8.1 Materials that are or will become known by the public (through no fault of the receiving party);

8.2 Materials required to be disclosed by the applicable laws or rules of the stock exchange;

8.3 Materials disclosed by each Party to its legal or financial advisors relating the transactions contemplated by this Agreement, and such legal or financial advisors shall comply with the confidentiality provisions set forth in this Article 8. Any disclosure of confidential information by the personnel of any Party or by the institutions engaged by such Party shall be deemed as a disclosure by such Party, and such Party shall be liable for the breach under this Agreement. This Article 8 shall survive the invalidity, cancellation, termination or unenforceability of this Agreement for any reason.

9. Further Assurances

The Parties agree to promptly execute documents and take further actions that are reasonably required for, or beneficial to, the purpose of performing the provisions and carrying out the intent of this Agreement.

10. Miscellaneous

10.1 Amendment, Modification or Supplement

Any amendment or supplement to this Agreement shall be made by the Parties in writing. The amendments or supplements duly executed by each Party shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

10.2 Entire Agreement

Notwithstanding Article 5 of this Agreement, the Parties acknowledge that once this Agreement becomes effective, it shall constitute the entire agreement of the Parties with respect to the subject matters hereof and shall

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supersede all prior oral and/or written agreements and understandings by the Parties with respect to the subject matters hereof.

10.3 Severability

If any provision of this Agreement is judged to be invalid, illegal or unenforceable in any respect according to any applicable law or regulation, the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through good-faith negotiations, replace those invalid, illegal or unenforceable provisions with valid provisions that may bring about economic effects as similar as possible to those from such invalid, illegal or unenforceable provisions.

10.4 Headings

The headings contained in this Agreement are for the convenience of reference only and shall not be used for the interpretation or explanation or otherwise affect the meaning of the provisions of this Agreement.

10.5 Language and Copies

This Agreement is executed in Chinese in three copies; each Party holds one copy and each copy has the same legal effect.

10.6 Successor

This Agreement shall bind upon and inure to the benefit of the successors and permitted assigns of each Party.

10.7 Survival

Any obligation arising from or becoming due under this Agreement before its expiration or premature termination shall survive such expiration or premature termination. Articles 6, 8 and 9 and this Section 11.7 shall survive the termination of this Agreement.

10.8 Waiver

Any Party may waive the terms and conditions of this Agreement by a written instrument signed by the Parties. Any waiver by a Party to a breach by the other Parties in a specific situation shall not be construed as a waiver to any similar breach by the other Parties in other situations.

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by himself/herself, its legal representative or its duly authorized representative as of the date first written above.

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[Signature Page]

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Legal Representative/Authorized Representative:      [manual signature]

Seal: [Baidu Online Network Technology (Beijing) Co., Ltd. seal]

Party B: Jiping Liu

Signature:	/s/ Jiping Liu

Party C: Beijing Perusal Technology Co., Ltd.

Legal Representative/Authorized Representative:	/s/ Jiping Liu

Seal:  [Beijing Perusal Technology Co., Ltd. seal]

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Exhibit 4.30

Supplementary Agreement to the
Exclusive Equity Purchase Option Agreement

Party A:	Baidu Online Network Technology (Beijing) Co., Ltd.
Address:	No. 10 Shangdi 10th Street, Haidian District, Beijing

Party B:	LIU Jiping
ID No.	440301196306305512

Party C:	Beijing Perusal Technology Co., Ltd.
Address:	A2 2/F, Building 17, Zhongguancun Software Park, 8 DongbeiWang Xilu, Haidian District, Beijing

(Collectively, the “Parties”)

WHEREAS, Party A, Party B and Party C have made a certain Exclusive Equity Purchase Option Agreement dated May 19, 2006 (the “Original Agreement”).

NOW, THEREFORE, the Parties agree through friendly negotiation to amend the Original Agreement as follows on April 22, 2010:

1. The Parties agree to add the following term to the Covenants Relating to the Transferor provided under Section 2.2 of the Original Agreement:

2.2.15 Any and all earnings distributed from Party C and otherwise distributed shall be paid to Party A in full amount.

2. The Parties agree to add the following Section 2.3 to the Original Agreement:

2.3 Covenants of Party A

Party A hereby covenants:

2.3.1 to provide funding support unconditionally and unlimitedly to Party C within acceptable and reasonable scope if Party C needs any loan or other funding support during Party C’s business operations; and

2.3.2 to waive unconditionally its claim for repayment of any loan from Party C if Party C fails to do so because Party C experiences loss in its business operations, provided that such loss may be sufficiently evidenced.

3. This Agreement is an integral part of this Agreement. If there is any consistency between this Agreement and the Original Agreement, this Agreement shall prevail. Any matter that is not provided under this Agreement shall be governed by the Original Agreement.

4. This Agreement is made in three counterparts with each Party holding one copy. Each copy has the same legal effect and will be effective upon signature and affixture of seals by the Parties.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

By	/s/ Legal representative/authorized representative
(seal of Baidu Online Network Technology (Beijing) Co., Ltd.)

Party B: LIU Jiping

By	/s/ LIU Jiping

Party C: CAI Hu

By	/s/ CAI Hu

Party D: Beijing Perusal Technology Co., Ltd.

By	/s/ Legal representative/authorized representative
(seal of Beijing Perusal Technology Co., Ltd.)

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Exhibit 4.30

EXCLUSIVE EQUITY PURCHASE OPTION AGREEMENT

This Exclusive Equity Purchase Option Agreement (this “Agreement”) is entered into as of May 19, 2006 among the following parties in Beijing, PRC:

Party A:	Baidu Online Network Technology (Beijing) Co., Ltd.

Legal Address:	12/F., Ideal International Plaza, No. 58 North-West 4th Ring, Haidian District, Beijing, PRC, 100080

Party B:	Yazhu Zhang

ID Number:	140102196607194865

Legal Address:	No. 201, Building N, Shahebotuofeinuochun Water front, Nanshan District, Shenzhen, Guangdong, 518053

Party C:	Beijing Perusal Technology Co., Ltd.

Legal Address:	No. 402, 18 Danling Street, Haidian District, Beijing, PRC, 100080

In this Agreement, Party A, Party B and Party C are called collectively as the “Parties” and each of them is a “Party.”

WHEREAS:

1. Party A, is a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China (the “PRC”), which has technology expertise and practical experience in computer software development and design, and also has rich experience and expertise in information technology and service;

2. Party C, a liability limited company incorporated in the PRC, is licensed by licensed by Beijing Communications Administration to carry out the business of value-added telecommunication services such as Internet information services;

3. Party B is the shareholder of Party C. Party B has ownership of  20     % of the equity interest in Party C (the “Equity Interest”);

4. Party A and Party B entered into a loan agreement (the “Loan Agreement”) on May 19, 2006; and

5. Party A and Party B entered into an equity pledge agreement (the “Equity Pledge Agreement”) on May 19, 2006.

NOW, THEREFORE, the Parties upon negotiation hereby agree as follows:

1. Purchase and Sale of Equity Interest

1.1 Granting of Rights

Party B (hereafter, the “Transferor”) hereby irrevocably grants to Party A an option to purchase or cause any one or more designated persons (“Designated Persons”) to purchase, to the extent permitted under PRC law, according to the steps determined by Party A, at the price specified in Section 1.3 of this Agreement, and at any time from the Transferor, a portion of, or all of, the equity interests held by the Transferor in Party C (the “Option”).

No Option shall be granted to any third party other than Party A and/or the Designated Persons. Party C hereby agrees to the granting of the Option by Party B to Party A and/or the Designated Persons. The “person” set forth in this clause and this Agreement means an individual person, corporation, joint venture, partnership, enterprise, trust or a non-corporation organization.

1.2 Exercise Steps

Subject to PRC law and regulations, Party A and/or the Designated Persons may exercise the Option by issuing a written notice (the “Notice”) to the Transferor, specifying the equity interest to be purchased from the Transferor (the “Purchased Equity Interest”) and the manner of such purchase.

1.3 Purchase Price

1.3.1 If Party A exercises the Option, the purchase price of the Purchased Equity Interest (“Purchase Price”) shall be equal to the original paid-in capital paid by the Transferor for the Purchased Equity Interest, unless then applicable PRC laws and regulations require appraisal of the Purchased Equity Interest or stipulate other restrictions on the Purchase price.

1.3.2 If the applicable PRC laws require appraisal of the Purchased Equity Interest or stipulate other restrictions on the Purchase Price at the time that Party A exercises the Option, the Parties agree that the Purchase Price shall be set at the lowest price permissible under applicable law.

1.4 Transfer of the Purchased Equity Interest

At each exercise of the Option:

1.4.1 The Transferor shall cause Party C to convene a shareholders’ meeting. During the meeting, resolutions approving the transfer of the Equity Interest from the Transferor to Party A and/or the Designated Persons shall be adopted;

1.4.2 The Transferor shall, in accordance the terms and conditions of this Agreement and the Notice in connection with the Purchased Equity Interest, enter into an equity transfer agreement with Party A and/or the Designated Persons (as applicable) for each transfer;

1.4.3 The related parties shall execute all other requisite contracts, agreements or documents, obtain all requisite government approvals and consents, and take all necessary actions to transfer the valid ownership of the Purchased Equity Interest to Party A and/or the Designated Persons free of any security interest, and cause Party A and/or the Designated Persons to be the registered owner(s) of the Purchased Equity Interest. In this clause and this Agreement, “Security Interest” means guaranty, mortgage, pledge, third-party right or interest, any share option, right of acquisition, right of first refusal, right of set-off, ownership, detainment or other security arrangements. However, it does not include any security interest arising under the Equity Pledge Agreement.

1.5 Payment

The manner of payment of the Purchase Price shall be determined through negotiations between Party A and/or the Designated Persons and the Transferor according to the applicable laws at the time of the exercise of the Option. The Parties hereby agree that, subject to applicable laws, Transferor shall repay to Party A any amount that is paid by Party A and/or the Designated Persons to the Transferor in connection with the Purchased Equity Interest, as the repayment of the loan principal under the Loan Agreement, as well as legally permitted interests or capital.

2. Covenants Relating to the Equity Interest

2.1 Covenants Relating to Party C

Party B and Party C hereby covenant:

2.1.1 Not to supplement, amend or modify Party C’s articles of association in any way, or to increase or decrease its registered capital, or to change its registered capital structure in any way without Party A’s prior written consent;

2.1.2 To maintain the corporate existence of Party C and operate its business and deal with matters prudently and effectively according to good financial and business rules and practices;

2.1.3 Not to sell, transfer, mortgage or otherwise dispose of, or permit any other security interest to be created on, any of Party C’s assets, business or legal or beneficial interests in its revenue at any time after the signing of this Agreement without Party A’s prior written consent;

2.1.4 Not to create, succeed to, guarantee or permit any liability, without Party A’s prior written consent, except (i) liabilities arising from the normal course of business, but not arising from loans; and (ii) liabilities disclosed to Party A and approved by Party A in writing;

2.1.5 To operate persistently all the business in the normal course of business to maintain the value of Party C’s assets, and not to commit any act or omission that would affect its operations and asset value;

2.1.6 Without prior written consent by Party A, not to enter into any material agreement, other than agreements entered into in Party C’s normal course of business (for purpose of this paragraph, an agreement will be deemed material if its value exceeds RMB[100,000]);

2.1.7 Not to provide loans or credit to any person without Party A’s prior written consent;

2.1.8 To provide all information relating to Party C’s operations and financial conditions upon the request of Party A;

2.1.9 To purchase and maintain insurance from insurance companies accepted by Party A. The amount and category of the insurance shall the same as those of the insurance normally procured by companies engaged in similar businesses and possessing similar properties or assets in the area where Party C is located;

2.1.10 Not to merge or consolidate with, or acquire or invest in, any person without Party A’s prior written consent;

2.1.11 To promptly notify Party A of any pending or threatened suit, arbitration or administrative proceedings concerning Party C’s assets, business or revenue;

2.1.12 To execute all necessary or appropriate documents, to take all necessary or appropriate actions and to bring all necessary or appropriate claims or to make all necessary and appropriate defenses against all claims in order for Party C to maintain the ownership over all its assets;

2.1.13 Not to distribute dividends to Party C’s shareholders in any way without Party A’s prior written consent. However, Party C shall promptly distribute all or part of its distributable profits to its shareholders upon Party A’s request;

2.1.14 At the request of Party A, to appoint persons nominated by Party A to be the directors of Party C.

2.2 Covenants Relating to the Transferor

Party B hereby covenants:

2.2.1 Not to sell, transfer, mortgage or otherwise dispose of, or allow any other security interest to be created on, the legal or beneficial interest in the Equity Interest at any time after the signing of this Agreement without Party A’s prior written consent, other than the pledge created on Party B’s Equity Interest in accordance with the Equity Pledge Agreement;

2.2.2 Without Party A’s prior written consent, not to vote for or sign any shareholders’ resolution at Party C’s shareholders’ meetings to approve the sale, transfer, mortgage or disposition in any other manner of, or the creation of any other security interest on, any legal or beneficial interest in the Equity Interest, except to or for the benefit of Party A or its designated persons;

2.2.3 Without Party A’s prior written consent, not to vote for or sign any shareholders’ resolution at Party C’s shareholders’ meetings to approve Party C’s merger or consolidation with, acquisition of or investment in, any person;

2.2.4 To promptly notify Party A of any pending or threatened suit, arbitration or administrative proceedings concerning the Equity Interest owned by it;

2.2.5 To cause the shareholders’ meeting to approve the transfer of the Purchased Equity Interest under this Agreement;

2.2.6 To execute all necessary or appropriate documents, to take all necessary or appropriate actions and to bring all necessary or appropriate claims or to make all necessary and appropriate defenses against all claims in order to maintain her ownership over the Equity Interest;

2.2.7 At the request of Party A, to appoint persons nominated by Party A to be the directors of Party C;

2.2.8 At any time, upon the request of Party A, to transfer its Equity Interest immediately and unconditionally to the representative designated by Party A, and waive its preemptive right with respect to the transfer of equity interest by the other shareholder of Party C;

2.2.9 To fully comply with the provisions of this Agreement and the other agreements entered into jointly or respectively by and among the Transferor, Party C and Party A, perform all obligations under these agreements and not commit any act or omission that would affect the validity and enforceability of these agreements.

3. Representations and Warranties

As of the execution date of this Agreement and every transfer date, each of the Transferor and Party C hereby represents and warrants to Party A as follows:

3.1 It has the power and authority to execute and deliver this Agreement, and any equity transfer agreement (“Transfer Agreement”) to which it is party for each transfer of the Purchased Equity under this Agreement and to perform its obligations under this Agreement and any Transfer Agreement. Once executed, this Agreement and any Transfer Agreement to which it is party will constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

3.2 The execution, delivery and performance of this Agreement or any Transfer Agreement by it will not: (i) violate any relevant PRC laws and regulations; (ii) conflict with its articles of association or other organizational documents; (iii) violate or constitute a default under any contract or instrument to which it is party or that binds upon it; (iv) violate any condition for the grant and/or continued effectiveness of any permit or approval granted to it; or (v) cause any permit or approval granted to it to be suspended, cancelled or attached with additional conditions;

3.3 Party C has good and marketable ownership interest in all of its assets and has not created any security interest on the said assets;

3.4 Party C has no outstanding liabilities, except (i) liabilities arising in its normal course of business; and (ii) liabilities disclosed to Party A and approved by Party A in writing;

3.5 Party C complies with all PRC laws and regulations applicable to the acquisition of assets;

3.6 There are currently no existing, pending or threatened litigation, arbitration or administrative proceedings related to the Equity Interest, Party C’s assets or Party C; and

3.7 The Transferor has good and marketable ownership interest in the Equity Interest and has not created any security interest on such Equity Interest, other than the security interest pursuant to the Equity Pledge Agreement.

4. Assignment of Agreement

4.1 Party B and Party C shall not assign their rights and obligations under this Agreement to any third party without the prior written consent of Party A.

4.2 Party B and Party C hereby agree that Party A may assign all its rights and obligation under this Agreement to a third party without the consent of Party B and Party C, but such assignment shall be notified in writing to Party B and Party C.

5. Effective Date and Term

5.1 This Agreement shall be effective as of the date first set forth above.

5.2 The term of this Agreement is ten (10) years unless terminated earlier in accordance with the provisions of this Agreement or related agreements entered into by the Parties. This Agreement may be extended with the written consent of Party A before its expiration. The term of the extension shall be decided by the Parties through negotiation.

5.3 If the duration of operation (including any extension thereof) of Party A or Party C is expired or terminated for other reasons within the term set forth in Article 5.2, this Agreement shall be terminated simultaneously, except in the situation where Party A has assigned its rights and obligations in accordance with Article 4.2 hereof.

6. Applicable Law and Dispute Resolution

6.1 Applicable Law

The formation, validity, interpretation and performance of and settlement of disputes under this Agreement shall be governed by the laws of the PRC.

6.2 Dispute Resolution

Any dispute arising in connection with the interpretation and performance of the provisions of this Agreement shall be resolved by the Parties in good faith through negotiations. In case no resolution can be reached by the Parties within thirty (30) days after either party makes a request for dispute resolution through negotiations, either party may refer such dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with CIETAC’s arbitration rules then in effect. The seat of arbitration shall be Beijing and language of proceedings shall be Chinese. The arbitral award shall be final and binding upon the Parties.

7. Taxes and Expenses

Every Party shall, in accordance with PRC laws, bear any and all transfer and registration taxes, expenses and charges incurred by or levied on it with respect to the preparation and execution of this Agreement and each Transfer Agreement and the consummation of the transactions contemplated under this Agreement and each Transfer Agreement.

8. Confidentiality

The Parties acknowledge and confirm any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the confidentiality of all such materials. Without the written approval by the other Parties, any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:

8.1 Materials that are or will become known by the public (through no fault of the receiving party);

8.2 Materials required to be disclosed by the applicable laws or rules of the stock exchange;

8.3 Materials disclosed by each Party to its legal or financial advisors relating the transactions contemplated by this Agreement, and such legal or financial advisors shall comply with the confidentiality provisions set forth in this Article 8. Any disclosure of confidential information by the personnel of any Party or by the institutions engaged by such Party shall be deemed as a disclosure by such Party, and such Party shall be liable for the breach under this Agreement. This Article 8 shall survive the invalidity, cancellation, termination or unenforceability of this Agreement for any reason.

9. Further Assurances

The Parties agree to promptly execute documents and take further actions that are reasonably required for, or beneficial to, the purpose of performing the provisions and carrying out the intent of this Agreement.

10. Miscellaneous

10.1 Amendment, Modification or Supplement

Any amendment or supplement to this Agreement shall be made by the Parties in writing. The amendments or supplements duly executed by each Party shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

10.2 Entire Agreement

Notwithstanding Article 5 of this Agreement, the Parties acknowledge that once this Agreement becomes effective, it shall constitute the entire agreement of the Parties with respect to the subject matters hereof and shall supersede all prior oral and/or written agreements and understandings by the Parties with respect to the subject matters hereof.

10.3 Severability

If any provision of this Agreement is judged to be invalid, illegal or unenforceable in any respect according to any applicable law or regulation, the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through good-faith negotiations, replace those invalid, illegal or unenforceable provisions with valid provisions that may bring about economic effects as similar as possible to those from such invalid, illegal or unenforceable provisions.

10.4 Headings

The headings contained in this Agreement are for the convenience of reference only and shall not be used for the interpretation or explanation or otherwise affect the meaning of the provisions of this Agreement.

10.5 Language and Copies

This Agreement is executed in Chinese in three copies; each Party holds one copy and each copy has the same legal effect.

10.6 Successor

This Agreement shall bind upon and inure to the benefit of the successors and permitted assigns of each Party.

10.7 Survival

Any obligation arising from or becoming due under this Agreement before its expiration or premature termination shall survive such expiration or premature termination. Articles 6, 8 and 9 and this Section 11.7 shall survive the termination of this Agreement.

10.8 Waiver

Any Party may waive the terms and conditions of this Agreement by a written instrument signed by the Parties. Any waiver by a Party to a breach by the other Parties in a specific situation shall not be construed as a waiver to any similar breach by the other Parties in other situations.

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by himself/herself, its legal representative or its duly authorized representative as of the date first written above.

[Signature Page]

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Legal Representative/Authorized Representative:	[manual signature]

Seal: [Baidu Online Network Technology (Beijing) Co., Ltd. seal]

Party B: Yazhu Zhang

Signature:	/s/ Yazhu Zhang

Party C: Beijing Perusal Technology Co., Ltd.

Legal Representative/Authorized Representative:	/s/ Jiping Liu

Seal: [Beijing Perusal Technology Co., Ltd. seal]

Exhibit 4.30

Supplementary Agreement to the
Exclusive Equity Purchase Option Agreement

Party A:	Baidu Online Network Technology (Beijing) Co., Ltd.
Address:	No. 10 Shangdi 10th Street, Haidian District, Beijing

Party B:	ZHANG Yazhu
ID No	140102196607194865

Party C:	Beijing Perusal Technology Co., Ltd.
Address:	A2 2/F, Building 17, Zhongguancun Software Park, 8 DongbeiWang Xilu, Haidian District, Beijing

(Collectively, the “Parties”)

WHEREAS, Party A, Party B and Party C have made a certain Exclusive Equity Purchase Option Agreement dated May 19, 2006 (the “Original Agreement”).

NOW, THEREFORE, the Parties agree through friendly negotiation to amend the Original Agreement as follows on April 22, 2010:

1. The Parties agree to add the following term to the Covenants Relating to the Transferor provided under Section 2.2 of the Original Agreement:

2.2.15 Any and all earnings distributed from Party C and otherwise distributed shall be paid to Party A in full amount.

2. The Parties agree to add the following Section 2.3 to the Original Agreement:

2.3 Covenants of Party A

Party A hereby covenants:

2.3.1 to provide funding support unconditionally and unlimitedly to Party C within acceptable and reasonable scope if Party C needs any loan or other funding support during Party C’s business operations; and

2.3.2 to waive unconditionally its claim for repayment of any loan from Party C if Party C fails to do so because Party C experiences loss in its business operations, provided that such loss may be sufficiently evidenced.

3. This Agreement is an integral part of this Agreement. If there is any consistency between this Agreement and the Original Agreement, this Agreement shall prevail. Any matter that is not provided under this Agreement shall be governed by the Original Agreement.

4. This Agreement is made in three counterparts with each Party holding one copy. Each copy has the same legal effect and will be effective upon signature and affixture of seals by the Parties.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

By	/s/ Legal representative/authorized representative
(seal of Baidu Online Network Technology (Beijing) Co., Ltd.)

Party B: LIU Jiping

By	/s/ LIU Jiping

Party C: ZHANG Yazhu

By	/s/ ZHANG Yazhu

Party D: Beijing Perusal Technology Co., Ltd.

By	/s/ Legal representative/authorized representative
(seal of Beijing Perusal Technology Co., Ltd.)

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